                                                                   Exhibit 10.23

                               AMENDMENT NUMBER 3
                     TO AMENDED AND RESTATED LOAN AGREEMENT


        THIS AMENDMENT NUMBER 3, dated as of September 18, 2002 (this "Amendment") to the Amended and Restated Loan Agreement, dated as of July 19, 2001 (as amended or supplemented from time to time as permitted thereby, the "Loan Agreement"), each by and between CRONOS FINANCE (BERMUDA) LIMITED, a company organized and existing under the laws of Bermuda (the "Issuer"), and FORTIS BANK (NEDERLAND) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap, as agent on behalf of the Noteholders (in such capacity, the "Agent") and for itself, as the Noteholder (the "Initial Noteholder").

                                   WITNESSETH:

        WHEREAS, the Issuer, the Agent and the Initial Noteholder have previously entered into the Loan Agreement and Amendments Number 1 and 2 thereto, dated as of August 6, 2001 and November 20, 2001, respectively;

        WHEREAS, the parties desire to further amend the Loan Agreement in order to modify certain provisions of the Loan Agreement;

        NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

        SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

        SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

        SECTION 3. Amendment to the Loan Agreement. Effective on the date hereof, following the execution and delivery hereof,

               (a) The last sentence of the definition of "Existing Commitment" in Section 101 of the Loan Agreement is hereby amended to read in its entirety as follows:

                   "As of September 18, 2002, the Existing Commitment of Fortis will be reduced to Fifty Million Dollars ($50,000,000)."

               (b) The definition of "Final Payment Date" in Section 101 of the Loan Agreement is hereby amended to read in its entirety as follows:

                   "Final Payment Date: September 16, 2003, or if such date is not a Banking Date, the Banking Day immediately preceding such date."

               (c) The definition of "Tangible Net Worth" in Section 101 of the Loan

        Agreement is hereby amended to read in its entirety as follows:

               "Tangible Net Worth: As of any date of determination, an amount equal to the excess of:

               (a) the total stockholders' equity of The Cronos Group and its consolidated Subsidiaries, over

               (b) all intangible assets included in the amount set forth in clause (a), in each case as determined in accordance with GAAP and as reported on the most recently available financial statements of The Cronos Group delivered to the Agent in accordance with the terms of the Transaction Documents;

               provided, however, that for purposes of this definition, any adjustments, both positive and negative, to either or both of the amounts set forth in either clause (a) or clause (b) arising from the implementation of Statement of Financial Accounting Standards No. 133 issued by the Financial Accounting Standards Board shall be disregarded for purposes of this calculation."

               (d) The definition of "Weighted Average Age of the Equipment" in
        Section 101 of the Loan Agreement is hereby amended to read in its entirety as follows:

               "Weighted Average Age of the Equipment: As of any date of determination shall be equal to the quotient of (A) the sum for each Eligible Container of the product of (i) the age of such Eligible Container and (ii) the then Net Book Value of such Eligible Container, divided by (B) the sum of the then Aggregate Net Book Values. The Weighted Average Age of the Equipment will be calculated only with respect to Eligible Containers."

               (e) Section 203(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

               "(a) Scheduled Amortization of Notes. The principal balance of the Notes shall be payable on each Payment Date from amounts on deposit in the Trust Account in an amount equal to (i) so long as no Early Amortization Event is continuing, the Scheduled Principal Payment Amount for such Payment Date, or (ii) if an Early Amortization Event is then continuing, the then aggregate Note Principal Balance shall be payable in full to the extent that funds are available for such purposes in accordance with the provisions of clause (6) of Section 302(a) hereof. The unpaid principal amount of each Note together with all unpaid interest (including any overdue interest), fees, expenses, costs and other amounts payable by the Issuer to the Noteholders pursuant to the terms hereof, shall be due and payable in full on the earlier to occur of (x) the date on which an Event of Default shall occur and the Notes have been accelerated in accordance with the provisions of Section 802 hereof and
                      (y) the Legal Final Payment Date."

               (f) Section 101 of the Loan Agreement is hereby amended to include the following definition of "Scheduled Principal Payment Amount":

               "Scheduled Principal Payment Amount: On any Payment Date, one of the following:

                   (1) for any Payment Date prior to the Conversion Date, zero;

                   (2) for any Payment Date following the Conversion Date, the excess, if any, of (x) the aggregate Principal Balance, over
                   (y) the Scheduled Targeted Principal Balance for the Notes for such Payment Date."

               (g) Section 101 of the Loan Agreement is hereby amended to include the following definition of "Scheduled Targeted Principal Balance":

                   "Scheduled Targeted Principal Balance: On any Payment Date, an amount equal to the product of (x) the aggregate Principal Balance on the Conversion Date and (y) the percentage set forth opposite such Payment Date (based on the number of months elapsed from the Conversion Date) on Schedule 2 hereto under the column entitled "Scheduled Targeted Principal Balance". The Scheduled Targeted Principal Balance for the Notes will be based on a five (5) year level amortization schedule."

               (h) The Loan Agreement is hereby amended to include Schedule 2 attached hereto as Schedule 2 to the Loan Agreement.

               (i) Section 101 of the Loan Agreement is hereby amended to include the following definition of "Legal Final Payment Date":

                   "Legal Final Payment Date: September 18, 2008, or if such date is not a Banking Date, the Banking Day immediately preceding such date."

               (j) Section 302 of the Loan Agreement is hereby amended to include the following as sub-section (6), former sub-section (6) is hereby renumbered as sub-section (7) and all other sub-sections of
        Section 302 and references thereto are hereby renumbered mutatis mutandis:

                   "(6) To each Noteholder, any Scheduled Principal Payment Amount then due and payable to such Noteholder;"

               (k) Section 626 of the Loan Agreement is hereby amended to read in its entirety as follows:

                   "Section 626. Interest Rate Hedge Agreements. (a) The Issuer shall enter into and maintain on or prior to the thirtieth
                   (30th) day following September 18, 2002, and, upon any subsequent acquisition of Containers, within thirty (30) days thereafter, Interest Rate Hedge Agreements, with one or more Interest Rate Hedge Providers having a long-term senior unsecured indebtedness rated not less than "A-1" by S&P or "A3" by Moody's and which is reasonably satisfactory to the Agent, having aggregate notional principal balances of not less than seventy-five percent (75%), and not more than hundred percent (100%), of Advances allocated (on a Net Book Value basis) to (i) Eligible Containers subject to Finance Leases and (ii) Eligible Containers subject to Term Leases with a then expiry date of longer than one (1) year. Such Interest Rate Hedge Agreements shall protect the Issuer from fluctuations in interest rates which would increase the interest payments of the Issuer on Notes issued under this Loan Agreement; provided, however, this provision shall not require the Issuer to enter into any Interest Rate Hedge Agreement having an original notional value of less than Five Million Dollars ($5,000,000). All Interest Rate Hedge Providers shall be required to enter into agreements not to commence any case, proceeding or other action under any existing or future insolvency law seeking to have an order for relief entered with respect to the Issuer.

                          (b) All payments received from an Interest Rate
                   Hedge Provider shall be deposited by the Issuer directly into the Trust Account."

               (l) Section 101 of the Loan Agreement is hereby amended to include the following definition of "Term Lease":

                   "Term Lease: A Lease (other than a Finance Lease) having an initial term of not less than thirty-six (36) months."

               (m) The Loan Agreement is hereby amended to include the following
        Section 1222 as Section 1222 to the Loan Agreement:

                   "Section 1222. Authorization to File Financing Statements. In connection with the grant of the security interest contained in Section 401 hereof, the Issuer hereby irrevocably authorizes the Agent at any time, and from time to time, to file in any filing office in any UCC jurisdiction reasonably necessary by any applicable law to perfect the security interest granted herein or in any other Transaction Document, any initial financing statements, continuation statements and amendments thereto that (a) indicate Collateral, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, and (b) provide any other information required by Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments, including whether the Issuer is an organization, the type of organization and any organizational identification number issued to the Issuer. The Issuer agrees to furnish any such information to the Agent promptly upon request. The Issuer also ratifies its authorization for the Agent to have filed in any UCC jurisdiction any like initial financing statements, continuation statements or amendments thereto if filed prior to September 18, 2002. Nothing in the foregoing shall be deemed to create an obligation of the Agent to file any financing statement or amendment thereto except as directed by the Noteholders."

               (n) The last sentence of Section 202(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

                   "Subject to the terms of this Loan Agreement relating to the prepayments of the Notes, the outstanding principal of, and all accrued interest on, the Note and all other amounts payable by the Issuer under the Transaction Documents shall be due and payable on the Legal Final Payment Date."

               (o) The first sentence of Section 207 of the Loan Agreement is hereby amended to read in its entirety as follows:

                   "Each Noteholder is required, and hereby agrees, to return to the Agent, within 30 days after the Legal Final Payment Date, any Note on which the final payment due thereon has been made."

               (p) Section 101 of the Loan Agreement is hereby amended to include the following definition of "Conversion Date":

                   "Conversion Date: means the earlier to occur of (i) the Final Payment Date or (ii) the date on which an Early Amortization Event occurs; provided that in either case, if such date is not a Banking Date, the Banking Day immediately preceding such date."

               (q) Section 1002(d) of the Loan Agreement is hereby amended to read in its entirety as follows:

                   "(d) Conversion Date. The Conversion Date shall not have occurred."

               (r) Section 801(i) of the Loan Agreement is hereby amended to read in its entirety as follows:

                   "(i) default in the payment of principal (including, without limitation, any Scheduled Principal Payment Amount), the premium, if any, and interest on the Notes or Commitment Fees within 5 calendar days after the same shall have become due and payable in accordance with the terms of such Notes and this Loan Agreement."

        SECTION 4. Representations, Warranties and Covenants. The Issuer hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the

Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

        SECTION 5. Effectiveness of Amendment.

               (a) This Amendment shall become effective as of the date first written above.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               (c) On and before the execution and delivery hereof, (i) the Issuer shall prepay the principal balance of the Notes in an amount sufficient to reduce the aggregate Principal Balance thereof to Fifty Million Dollars ($50,000,000), (ii) this Amendment shall be a part of the Loan Agreement, and (iii) each reference in the Loan Agreement to "this Agreement" and "hereof", "hereunder" or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.

        SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 8. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Issuer under the original Loan Agreement that was executed on July 19, 2001, as amended and supplemented to date or the security interest in the Collateral created thereby.

                            [Signature page follows.]

        IN WITNESS WHEREOF, the Issuer, the Agent and the Initial Noteholder have caused this Loan Agreement to be duly executed and delivered by their respective officers thereunto duly authorized and duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    CRONOS FINANCE (BERMUDA) LIMITED


                                    By: /s/ Peter J. Younger
                                       ---------------------------------------
                                    Name:  Peter J. Younger

                                    Title:    Director

                                    FORTIS BANK (NEDERLAND) N.V., as Agent and
                                    Initial Noteholder

                                    By: /s/ Merjin Zondag
                                       ---------------------------------------
                                    Name:  Merjin Zondag

                                    Title:    Director

                              HOLDER'S CERTIFICATE

By its signature below, the undersigned hereby (i) certifies that it is the Holder (as defined in the Loan Agreement) of one hundred percent (100%) of the Notes (as defined in the Loan Agreement) and (ii) consents to the amendments set forth in this Amendment Number 3 .

                                    FORTIS BANK (NEDERLAND) N.V., as Noteholder

                                    By: /s/ Merjin Zondag
                                       ---------------------------------------
                                    Name:  Merjin Zondag

                                    Title:    Director

                                   SCHEDULE 2
                 SCHEDULED TARGETED PRINCIPAL BALANCE PERCENTAGE

     -------------------------------------------
                          SCHEDULED TARGETED
                          PRINCIPAL BALANCE
          PERIOD             PERCENTAGE
     -------------------------------------------
            0                 100.00%
     -------------------------------------------
            1                  98.33%
     -------------------------------------------
            2                  96.67%
     -------------------------------------------
            3                  95.00%
     -------------------------------------------
            4                  93.33%
     -------------------------------------------
            5                  91.67%
     -------------------------------------------
            6                  90.00%
     -------------------------------------------
            7                  88.33%
     -------------------------------------------
            8                  86.67%
     -------------------------------------------
            9                  85.00%
     -------------------------------------------
           10                  83.33%
     -------------------------------------------
           11                  81.67%
     -------------------------------------------
           12                  80.00%
     -------------------------------------------
           13                  78.33%
     -------------------------------------------
           14                  76.67%
     -------------------------------------------
           15                  75.00%
     -------------------------------------------
           16                  73.33%
     -------------------------------------------
           17                  71.67%
     -------------------------------------------
           18                  70.00%
     -------------------------------------------
           19                  68.33%
     -------------------------------------------
           20                  66.67%
     -------------------------------------------
           21                  65.00%
     -------------------------------------------
           22                  63.33%
     -------------------------------------------
           23                  61.67%
     -------------------------------------------
           24                  60.00%
    -------------------------------------------
           25                  58.33%
    -------------------------------------------
           26                  56.67%
    -------------------------------------------
           27                  55.00%
    -------------------------------------------
           28                  53.33%
    -------------------------------------------
           29                  51.67%
    -------------------------------------------
           30                  50.00%
    -------------------------------------------
           31                  48.33%
    -------------------------------------------
           32                  46.67%
    -------------------------------------------
           33                  45.00%
    -------------------------------------------
           34                  43.33%
    -------------------------------------------
           35                  41.67%
    -------------------------------------------
           36                  40.00%
    -------------------------------------------
           37                  38.33%
    -------------------------------------------
           38                  36.67%
    -------------------------------------------
           39                  35.00%
    -------------------------------------------
           40                  33.33%
    -------------------------------------------
           41                  31.67%
    -------------------------------------------

                                   Sch. 2 - 1

                                   SCHEDULE 2

                 SCHEDULED TARGETED PRINCIPAL BALANCE PERCENTAGE

     -------------------------------------------
           42                  30.00%
     -------------------------------------------
           43                  28.33%
     -------------------------------------------
           44                  26.67%
     -------------------------------------------
           45                  25.00%
     -------------------------------------------
           46                  23.33%
     -------------------------------------------
           47                  21.67%
     -------------------------------------------
           48                  20.00%
     -------------------------------------------
           49                  18.33%
     -------------------------------------------
           50                  16.67%
     -------------------------------------------
           51                  15.00%
     -------------------------------------------
           52                  13.33%
     -------------------------------------------
           53                  11.67%
     -------------------------------------------
           54                  10.00%
     -------------------------------------------
           55                   8.33%
     -------------------------------------------
           56                   6.67%
     -------------------------------------------
           57                   5.00%
     -------------------------------------------
           58                   3.33%
     -------------------------------------------
           59                   1.67%
     -------------------------------------------
           60                   0.00%
     -------------------------------------------

                                   Sch. 2 - 2